AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of the latest signature date hereof on the Signature Page hereof, by and among GamePlan, Inc., a Nevada corporation (“Parent”); VPartments Acquisition Corp., a Georgia corporation and wholly-owned subsidiary of Parent (“Merger Subsidiary”); VPartments Inc., a Georgia corporation (“Company”); and Mark D. Anderson, Sr., who is the beneficial owner of approximately 60.1 percent of the Company’s issued and outstanding shares of common stock (“Anderson”).  The foregoing are sometimes singly referred to as a “Party” or collectively as the “Parties.”

RECITALS:

WHEREAS, Company is the developer of a social commerce site known as “VPartments.com” (the “Business”); and

WHEREAS, the Boards of Directors of Parent, Merger Subsidiary and Company, and Parent, as Merger Subsidiary’s sole stockholder, and certain stockholders of Company who collectively own all of the outstanding voting securities of Company (“Company Stockholders”), have approved the merger of the Merger Subsidiary with and into Company (the “Merger”) upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Parties desire to execute and deliver this Agreement and all related or necessary documentation that may be reasonably required to complete the Merger as contemplated by the Parties under the Georgia  Business Corporation Code (“Georgia Code”) or otherwise (collectively, the “Transaction Documents”);

WHEREAS, for federal income tax purposes, it is intended that the Merger will qualify as a reorganization within the meaning of Section 368(a)(1)(A) and (a)(2)(E) of the Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, covenants and agreements contained herein, the Parties hereto agree as follows:

ARTICLE 1

THE MERGER; CONVERSION OF SHARES

1.1

The Merger.  Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2 hereof), Merger Subsidiary will be merged with and into Company in accordance with the provisions of the Georgia Code, whereupon the separate corporate existence of Merger Subsidiary will cease, and Company will continue as the surviving corporation (the “Surviving Corporation”).  From and after the Effective Time, the Surviving

Corporation will possess all the rights, privileges, powers and franchises and be subject to all the restrictions, disabilities and duties of Company and Merger Subsidiary, all as more fully described in the Georgia Code.

1.2

Effective Time.  As soon as practicable after each of the conditions set forth in Article 5 and Article 6 has been satisfied or waived, Company and Merger Subsidiary will file, or cause to be filed, with the Georgia Secretary of State, Articles of Merger for the Merger, which Articles will be in the form required by and executed in accordance with the applicable provisions of the Georgia Code. The Merger will become effective at the time such filing is made, or if agreed otherwise by the Parties, such later time or date as may be set forth in the Articles of Merger (the “Effective Time”).

1.3

Closing.  Unless this Agreement has been terminated and the transactions contemplated herein have been abandoned pursuant to Article 7 hereof, the closing of the Merger (the “Closing”) will take place at a time and on a date (the “Closing Date”) to be specified by the Parties, which will be no later than April 4, 2014, subject to automatic extension for such commercially reasonable period of time as may be necessary to ensure timely filing of the Current Report on Form 8-K referenced in Paragraph 4.10 below (the “Termination Date”), subject, however, to the satisfaction or waiver of all of the conditions provided for in Articles 5 and 6 hereof by such date.   The Closing will be held at the offices of Branden T. Burningham, Esq., 455 East 500 South, Suite 205, Salt Lake City, Utah, or at such other place as the Parties may agree, at which time and place the Transaction Documents necessary or appropriate to effect the Merger and the transactions contemplated herein will be exchanged by the Parties.  Except as otherwise provided herein, all actions taken at the Closing will be deemed to be taken simultaneously.

1.4

Conversion of Interests.  Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Company and/or Merger Subsidiary:

(a)

Each 7.52034545757 shares of common stock of Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive one share of Parent or an aggregate of 150,525,000 shares of common stock of Parent, par value $0.001 per share (“Parent Common Stock”).  The amount of Parent Common Stock into which shares of Company Common Stock is converted, on a 7.52034545757 to one basis, is referred to herein as the “Merger Consideration.”

(b)

Except as expressly set forth herein, each share of any other equity interest of Company will be canceled, without payment of any consideration therefor and without any conversion thereof.

(c)

Each share of common stock of Merger Subsidiary, par value $0.001 per share (“Merger Subsidiary Common Stock”), issued and outstanding immediately prior to the Effective Time will be canceled as of the Effective Time.

(d)

Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is then owned beneficially or of record by Parent, Merger Subsidiary or any direct or indirect subsidiary of Parent or Merger Subsidiary, will be canceled, without payment of any consideration therefor and without any conversion thereof.  Furthermore, at the Effective Time, one (1) share of Company Common Stock shall be issued to Parent.

1.5

Exchange of Company Common Stock.

(a)

At the Closing, Company will cause the delivery of all Company Stockholders’ Company Common Stock outstanding immediately prior to the Effective Time, to Parent (“Company Stockholders’ Company Certificates”), together with appropriate assignments signed by such holders, in exchange for the number of whole shares of Parent Common Stock into which such interests have been converted as provided in Section 1.4(a), and Company Stockholders’ Company Certificates so surrendered will be canceled.

(b)

All shares of Parent Common Stock issued upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof will be deemed to have been issued in full satisfaction of all rights pertaining to such Company Common Stock.

(c)

As of the Effective Time, the holders of Company Certificates representing shares of Company Common Stock will cease to have any rights as Company Stockholders, except such rights, if any, as they may have pursuant to the Georgia Code.  Except as provided above, until such Company Certificates are surrendered for exchange, each such Company Certificate will, after the Effective Time, represent for all purposes only the right to receive certificates representing the number of whole shares of Parent Common Stock into which Company Common Stock shall have been converted pursuant to the Merger as provided in Section 1.4(a).

(d)

No fractional shares of Parent Common Stock will be issued upon the surrender for exchange of Company Certificates; no dividend or other distribution of Parent will relate to any fractional share; and such fractional share will not entitle the holder thereof to vote or to any rights of a stockholder of Parent.  All fractional shares of Parent Common Stock to which a holder of Company Common Stock immediately prior to the Effective Time would otherwise be entitled, at the Effective Time, will be aggregated if and to the extent multiple Company Certificates of such holder are submitted together to Parent.  If a fractional share results from such aggregation, then such fractional share will be rounded up to the nearest whole share and each holder of shares of Company Common Stock interests who otherwise would be entitled to receive such fractional share of Parent Common Stock will receive one whole share in lieu of such fractional share, as applicable.

1.6

Articles of Incorporation of the Surviving Corporation.  The Articles of Incorporation of Company as in effect immediately prior to the Effective Time will be the

Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with applicable law.

1.7

Bylaws of the Surviving Corporation.  The Bylaws of Company, as in effect immediately prior to the Effective Time, will be the Bylaws of the Surviving Corporation until thereafter amended in accordance with applicable law.

1.8

Directors and Officers of the Surviving Corporation and Parent.

(a)

Directors and Officers of the Surviving Corporation.  The directors and officers of Company, as of the Effective Time, shall continue as the directors of the Surviving Corporation.

(b)

Directors of the Parent.  The directors of Parent immediately prior to the Effective Time shall retain Robert G. Berry as a member of Parent’s Board of Directors and, with the exception of Robert G. Berry, the current directors of Parent shall resign, in seriatim, effective as of the Effective Time, and Mr. Berry shall appoint Sean Rheyynhewohenh and Letesha Anderson to Parent’s Board of Directors, to fill the vacancies created by such resignations, and  the officers of the Surviving Corporation shall be appointed as officers of Parent by the present or new directors, who shall be Robert G. Berry, President and CEO; Sean Rheyynhewohenh, Executive Vice President; and Letesha Anderson, Secretary/Treasurer.

1.9

Parent Common Stock and other Parent Securities Outstanding Immediately Prior the Closing of Merger.  Except as otherwise provided in Section 6.4(d) hereof with respect to the grant of options to Robert G. Berry, immediately prior to the Closing of the Merger, Parent shall have not more than 15,225,020 outstanding shares of Parent Common Stock, options to purchase not more than a total of 1,500,000 shares of Parent common stock, and no warrants, calls or other rights to acquire authorized but unissued Parent Common Stock or other securities of Parent shall be outstanding.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ANDERSON

Company and Anderson hereby represent and warrant to Parent and Merger Subsidiary as follows:

2.1

Disclosure Schedule.  The disclosure schedule attached hereto as Exhibit 2.1 (“Company Disclosure Schedule”) is divided into sections that correspond to the sections of this Article 2.  Company Disclosure Schedule comprises a list of all exceptions to the truth and accuracy of, and of all disclosures or descriptions required by, the representations and warranties set forth in the remaining sections of this Article 2.

2.2

Corporate Organization, etc.  Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia with the requisite corporate power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets, is duly qualified or licensed to do business as a foreign corporation in good standing in every other jurisdiction in which the character or location of the properties and assets owned, leased or operated by it or the conduct of its business requires such qualification or licensing, except in such jurisdictions in which the failure to be so qualified or licensed and in good standing would not, individually or in the aggregate, have a Material Adverse Effect (as defined below) on Company. Company Disclosure Schedule contains a list of all jurisdictions in which Company is qualified or licensed to do business and includes complete and correct copies of Company’s articles of incorporation and bylaws.  Company does not own or control any capital stock of any corporation or any interest in any partnership, joint venture or other entity.

2.3

Capitalization.  The authorized capital securities of Company is set forth in the Company Disclosure Schedule.  The number of shares of Company Common Stock outstanding as of the date of this Agreement and as set forth in Company Disclosure Schedule represent all of the issued and outstanding capital securities of Company.  All issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid and nonassessable and are without, and were not issued in violation of, preemptive rights.  There are no shares of Company Common Stock or other equity securities of Company outstanding or any securities convertible into or exchangeable for such interests, securities or rights.  Other than as set forth on Company Disclosure Schedule and pursuant to this Agreement, there is no subscription, option, warrant, call, right, contract, agreement, commitment, understanding or arrangement to which Company is a party, or by which it is bound, with respect to the issuance, sale, delivery or transfer of the capital securities of Company, including any right of conversion or exchange under any security or other instrument.  Company has no subsidiaries.

2.4

Authorization, etc.  Company has all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly and validly executed and delivered by Company and is the valid and binding legal obligation of Company enforceable against Company in accordance with its terms, subject to bankruptcy, moratorium, principles of equity and other limitations limiting the rights of creditors generally.

2.5

Non-Contravention.  Except as set forth in Company Disclosure Schedule, neither the execution, delivery and performance of this Agreement, and each other agreement to be entered into in connection with this Agreement, nor the consummation of the transactions contemplated herein will:

(a)

violate, contravene or be in conflict with any provision of the articles of incorporation or bylaws of Company;

(b)

be in conflict with, or constitute a default, however defined (or an event which, with the giving of due notice or lapse of time, or both, would constitute such a default), under, or cause or permit the acceleration of the maturity of, or give rise to any right of termination, cancellation, imposition of fees or penalties under any debt, note, bond, lease, mortgage, indenture, license, obligation, contract, commitment, franchise, permit, instrument or other agreement or obligation to which Company is a party or by which Company or any of Company’s properties or assets is or may be bound;

(c)

result in the creation or imposition of any pledge, lien, security interest, restriction, option, claim or charge of any kind whatsoever (“Encumbrances”) upon any property or assets of Company under any debt, obligation, contract, agreement or commitment to which Company is a party or by which Company or any of Company’s assets or properties are bound; or

(d)

materially violate any statute, treaty, law, judgment, writ, injunction, decision, decree, order, regulation, ordinance or other similar authoritative matters (referred to herein individually as a “Law” and collectively as “Laws”) of any foreign, federal, state or local governmental or quasi-governmental, administrative, regulatory or judicial court, department, commission, agency, board, bureau, instrumentality or other authority (referred to herein individually as an “Authority” and collectively as “Authorities”).

2.6

Consents and Approvals.  Except as set forth in Company Disclosure Schedule, with respect to Company, no consent, approval, order or authorization of or from, or registration, notification, declaration or filing with (“Consent”) any individual or entity, including without limitation any Authority, is required in connection with the execution, delivery or performance of this Agreement by Company or the consummation by Company of the transactions contemplated herein.

2.7

Financial Statements.  Company Disclosure Schedule contains a copy of the audited financial statements of Company from inception on February 7, 2013, to December 31, 2013 (“Company Financial Statements”).  Except as disclosed therein or in Company Disclosure Schedule, Company Financial Statements: (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements); and (ii) fairly present, in all material respects, the consolidated financial position of Company as of the respective dates and for the periods thereof and the results of operations of Company for the periods covered thereby.  All adjustments considered necessary for a fair presentation of Company Financial Statements have been included.

2.8

Absence of Undisclosed Liabilities.  Company does not have any material liabilities, obligations or claims of any kind whatsoever, whether secured or unsecured, accrued or unaccrued, fixed or contingent, matured or unmatured, known or unknown, direct or indirect, contingent or otherwise and whether due or to become due (referred to herein individually as a “Liability” and collectively as “Liabilities”), other than: (a) Liabilities that are fully reflected or reserved for in Company Financial Statements; (b) Liabilities that are set forth on Company Disclosure Schedule; (c) Liabilities incurred by Company in the ordinary course of business after the date of Company Financial Statements and consistent with past practice; (d) Liabilities in an amount not to exceed $5,000 individually or in the aggregate unless such amounts are disclosed on Company Disclosure Schedule; or (e) Liabilities for express executory obligations to be performed after the Closing under the contracts described in Section 2.14 of Company Disclosure Schedule.

2.9

Absence of Certain Changes.  Except as set forth in Company Disclosure Schedule, since December 31, 2013, Company has owned and operated its assets, properties and business in the ordinary course of business and consistent with past practice.  Without limiting the generality of the foregoing, subject to the aforesaid exceptions:

(a)

Company has not experienced any change that has had or could reasonably be expected to have a Material Adverse Effect on Company; and

(b)

Company has not suffered (i) any loss, damage, destruction or other property or casualty (whether or not covered by insurance) or (ii) any loss of officers, employees, dealers, distributors, independent contractors, customers or suppliers, which had or may reasonably be expected to result in a Material Adverse Effect on  Company.

2.10

Assets. Except as set forth in Company Disclosure Schedule, Company has good and marketable title to all of its assets and properties, whether or not reflected in Company Financial Statements or acquired after the date thereof (except for properties sold or otherwise disposed of since the date thereof in the ordinary course of business and consistent with past practices), that relate to or are necessary for Company to conduct its business and operations as currently conducted and intended to be conducted (collectively, the “Assets”), free and clear of any mortgage, pledge, lien, security interest, conditional or installment sales agreement, encumbrance, claim, easement, right of way, tenancy, covenant, encroachment, restriction or charge of any kind or nature (whether or not of record) (a “Lien”), other than (i) liens securing specific Liabilities shown in Company Financial Statements with respect to which no breach, violation or default exists; (ii) mechanics’, carriers’, workers’ or other like liens arising in the ordinary course of business; (iii) minor imperfections of title that do not individually or in the aggregate, impair the continued use and operation of the Assets to which they relate in the operation of Company as currently conducted and intended to be conducted; and (iv) liens for current taxes not yet due and payable or being contested in good faith by appropriate proceedings (“Permitted Liens”).

2.11

Receivables and Payables.

(c)

Except as set forth on Company Disclosure Schedule, all accounts receivable of Company represent sales in the ordinary course of business and, to  Company’s knowledge, are current and collectible net of any reserves shown in Company Financial Statements and none of such receivables is subject to any Lien other than a Permitted Lien.

(d)

Except as set forth on Company Disclosure Schedule, all payables of  Company arose in bona fide transactions in the ordinary course of business and no such payable is delinquent by more than sixty (60) days beyond the due date in its payment.

2.12

Intellectual Property Rights.  Company owns or has the unrestricted right to use, and Company Disclosure Schedule contains a detailed listing of, all patents, patent applications, patent rights, registered and unregistered trademarks, trademark applications, tradenames, service marks, service mark applications, copyrights, internet domain names, computer programs and other computer software, inventions, know-how, trade secrets, technology, proprietary processes, trade dress, software and formulae (collectively, “Intellectual Property Rights”) used in, or necessary for, the operation of its business as currently conducted or intended to be conducted.  Except as set forth on Company Disclosure Schedule, to Company’s knowledge, the use of all Intellectual Property Rights necessary or required for the conduct of the business of Company as presently conducted and as intended to be conducted does not infringe or violate the Intellectual Property Rights of any person or entity.  Except as described on Company Disclosure Schedule, to Company’s knowledge: (a) Company does not own or use any Intellectual Property Rights pursuant to any written license agreement; (b) Company has not granted any person or entity any rights, pursuant to a written license agreement or otherwise, to use the Intellectual Property Rights; and (c) Company owns, has unrestricted right to use and has sole and exclusive possession of and has good and valid title to, all of the Intellectual Property Rights, free and clear of all Liens and Encumbrances.  All license agreements relating to Intellectual Property Rights are binding and there is not, under any of such licenses, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default, or would constitute a basis for a claim on non-performance) on the part of Company or, to the knowledge of Company, any other party thereto.

2.13

Litigation.  Except as set forth in Company Disclosure Schedule, there is no legal, administrative, arbitration, or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind, or any judgment, decree, decision, injunction, writ or order pending, noticed, scheduled, or, to the knowledge of Company, threatened or contemplated by or against or involving Company, its assets, properties or business or its directors, officers, agents or employees (but only in their capacity as such), whether at law or in equity, before or by any person or entity or Authority, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Parties hereto pursuant to this Agreement or in connection with the transactions contemplated herein.

2.14

Contracts and Commitments; No Default.

(e)

Except as set forth in Company Disclosure Schedule, Company is not a party to, nor are any of the Assets bound by, any written or oral:

(i)

employment, non-competition, consulting or severance agreement, collective bargaining agreement, or pension, profit-sharing, incentive compensation, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay or retirement plan or agreement;

(ii)

indenture, mortgage, note, installment obligation, agreement or other instrument relating to the borrowing of money by Company;

(iii)

contract, agreement, lease  (real or personal property) or arrangement that (A) is not terminable on less than 30 days’ notice without penalty, (B) is not over one year in length of obligation of Company, or (C) involves an obligation of more than $5,000 over its term;

(iv)

contract, agreement, commitment or license relating to Intellectual Property Rights or contract, agreement or commitment of any other type, whether or not fully performed, not otherwise disclosed pursuant to this Section 2.14;

(v)

obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person or entity; or

(vi)

outstanding sales or purchase contracts, commitments or proposals that will result in any material loss upon completion or performance thereof after allowance for direct distribution expenses, or bound by any outstanding contracts, bids, sales or service proposals quoting prices that are not reasonably expected to result in a normal profit.

(f)

True and complete copies (or summaries, in the case of oral items) of all agreements disclosed pursuant to this Section 2.14 (“Company Contracts”) have been provided to Parent for review. Except as set forth in Company Disclosure Schedule, all of Company Contracts items are valid and enforceable by and against Company in accordance with their terms, and are in full force and effect.  Company is not in breach, violation or default, however defined, in the performance of any of its obligations under any of Company Contracts, and no facts and circumstances exist which, whether with the giving of due notice, lapse of time, or both, would constitute such breach, violation or default thereunder or thereof, and, to the knowledge of Company, no other parties thereto are in a breach, violation or default, however defined, thereunder or thereof, and no facts or circumstances exist which, whether with the giving of due notice, lapse of time, or both, would constitute such a breach, violation or default thereunder or thereof.

2.15

Compliance with Law; Permits and Other Operating Rights.  Except as set forth in Company Disclosure Schedule, the Assets, properties, business and operations of Company are and have been in compliance in all respects with all Laws applicable to Company’s assets, properties, business and operations, except where the failure to comply would not have a Material Adverse Effect. Company possesses all material permits, licenses and other authorizations from all Authorities necessary to permit it to operate its business in the manner in which it presently is conducted and the consummation of the transactions contemplated by this Agreement will not prevent Company from being able to continue to use such permits and operating rights.  Company has not received notice of any violation of any such applicable Law, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any Authority.

2.16

Brokers.  Except as otherwise set forth in Section 2.16 of Company Disclosure Schedule, neither Company nor, to the knowledge of Company, any of the its directors, officers or employees, has employed any broker, finder, investment banker or financial advisor or incurred any liability for any brokerage fee or commission, finder’s fee or financial advisory fee, in connection with the transactions contemplated hereby, nor is there any basis known to Company for any such fee or commission to be claimed by any person or entity.

2.17

Issuance of Parent Common Stock.  To Company’s knowledge, as of the date of this Agreement and as of the Effective Time, no facts or circumstances exist or will exist that could cause the issuance of Parent Common Stock pursuant to the Merger to fail to meet the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), set forth in Rule 506 of Regulation D promulgated thereunder by the Securities and Exchange Commission (the “SEC”), related to the issuance of securities to “accredited investors” as that term is defined in SEC Rule 501, for the exchange of “restricted securities” as defined in SEC Rule 144 in the form of Parent Common Stock; or under Regulation S of the SEC.

2.18

Books and Records.  The books of account, minute books, stock record books and other material records of Company, all of which have been made available to Parent, are complete and correct in all material respects and have been maintained in accordance with reasonable business practices.  The minute books of Company contain accurate and complete records of all formal meetings held of, and corporate action taken by, the directors, officers, managers, director committees and manager committees of Company.

2.19

Business Generally; Accuracy of Information.  No representation or warranty made by Company in this Agreement, Company Disclosure Schedule or in any document, agreement or certificate furnished or to be furnished to Parent at the Closing by or on behalf of Company in connection with any of the transactions contemplated by this Agreement contains or will contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein or therein not misleading in light of the circumstances in which they are made, and all of the foregoing completely and correctly presents the information required or purported to be set forth herein or therein.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT

 AND MERGER SUBSIDIARY

Parent and Merger Subsidiary represent and warrant to Company as follows:

3.1

Disclosure Schedule.  The disclosure schedule attached hereto as Exhibit 3.1 (“Parent Disclosure Schedule”) is divided into sections that correspond to the sections of this Article 3.  Parent Disclosure Schedule comprises a list of all exceptions to the truth and accuracy of, and of all disclosures or descriptions required by, the representations and warranties set forth in the remaining sections of this Article 3.

3.2

Corporate Organization, Standing and Power.  Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; and Merger Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia. Each of Parent and Merger Subsidiary has all corporate power and authority to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect on Parent and Merger Subsidiary.  Parent owns all of the outstanding capital stock of Merger Subsidiary.  Parent does not own or control any capital stock of any corporation or any interest in any partnership, joint venture or other entity, other than Merger Subsidiary.

3.3

Authorization.  Each of Parent and the Merger Subsidiary has all the requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated herein. The board of directors of Parent and the Merger Subsidiary, and Parent as the sole stockholder of the Merger Subsidiary, have taken all action required by law, their respective articles of incorporation and bylaws or otherwise to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein.  This Agreement is the valid and binding legal obligation of Parent and the Merger Subsidiary enforceable against each of them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws that affect creditors’ rights generally.

3.4

Capitalization.  The authorized capital securities of Parent and Merger Subsidiary are set forth in the Parent Disclosure Schedule.  The number of shares of Parent Common Stock, as of the date of this Agreement and as set forth in Parent Disclosure Schedule, represent all of the issued and outstanding capital securities of the Parent.  All issued and outstanding shares of Parent Common Stock are duly authorized, validly issued, fully paid and nonassessable and are without, and were not issued in violation of, preemptive rights.  There are no shares of Parent Common Stock or other equity securities of Parent outstanding or any securities convertible into or exchangeable for such interests, securities or rights.  Other than as set forth on the Parent Disclosure Schedule and pursuant to this Agreement, there is no subscription, option, warrant, call, right, contract, agreement, commitment, understanding or arrangement to which Parent is a party, or by which it is bound, with respect to the issuance, sale, delivery or transfer of the capital securities of Parent, including any right of conversion or exchange under any security or other instrument.

3.5

Non-Contravention.  Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated herein will:

(a)

violate any provision of the articles of incorporation or bylaws of Parent or the Merger Subsidiary; or

(b)

be in conflict with, or constitute a default, however defined (or an event which, with the giving of due notice or lapse of time, or both, would constitute such a default), under, or cause or permit the acceleration of the maturity of, or give rise to, any right of termination, cancellation, imposition of fees or penalties under, any debt, note, bond, lease, mortgage, indenture, license, obligation, contract, commitment, franchise, permit, instrument or other agreement or obligation to which Parent or Merger Subsidiary is a party or by which Parent or Merger Subsidiary or any of their respective properties or assets is or may be bound;

(c)

result in the creation or imposition of any Encumbrance upon any property or assets of Parent or Merger Subsidiary under any debt, obligation, contract, agreement or commitment to which Parent or Merger Subsidiary is a party or by which Parent or Merger Subsidiary or any of their respective assets or properties is or may be bound; or

(d)

violate any Law of any Authority.

3.6

Consents and Approvals.  No Consent is required by any person or entity, including without limitation any Authority, in connection with the execution, delivery and performance by Parent or Merger Subsidiary of this Agreement, or the consummation of the transactions contemplated herein, other than any Consent which, if not made or obtained, will not, individually or in the aggregate, have a Material Adverse Effect on the business of Parent or Merger Subsidiary.

3.7

Valid Issuance.  Parent Common Stock to be issued in connection with the Merger will be duly authorized and, when issued, delivered and paid for as provided in this Agreement, will be validly issued, fully paid and non-assessable.

3.8

Financial Statements.

(a)

The financial statements of Parent consisting of audited financial statements for the fiscal years ended December 31, 2013, and 2012 (the “Parent Financial Statements”): (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements); and (ii) fairly present, in all material respects, the consolidated financial position of Parent and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations of Parent and its consolidated subsidiaries for the periods covered thereby.  All adjustments considered necessary for a fair presentation of the Parent Financial Statements have been included.

3.9

No Liabilities.  Parent does not have any Liabilities, except for (i) Liabilities expressly stated in the most recent balance sheet, or (ii) other Liabilities which do not exceed $5,000 in the aggregate, except as set forth in Parent Disclosure Schedule in Section 3.9 thereof.

3.10

No Assets.  As of the Closing, Parent will not have any assets or operations of any kind, except as identified in the most recent balance sheet and notes thereto of Parent Financial Statements and as included in Parent Disclosure Schedule.

3.11

Absence of Certain Changes.  Parent has owned and operated its assets, properties and business in the ordinary course of business and consistent with past practice.  Without limiting the generality of the foregoing, subject to the aforesaid exceptions, Parent has not experienced any change that has had or could reasonably be expected to have a Material Adverse Effect on the Parent.

3.12

Litigation.  There is no legal, administrative, arbitration, or other proceeding, suit, claim or action of any nature or investigation, review or audit of any kind, or any judgment, decree, decision, injunction, writ or order pending, noticed, scheduled, or, to the knowledge of Parent or Merger Subsidiary, threatened or contemplated by or against or involving the Parent, its assets, properties or business or its directors, officers, agents or employees (but only in their capacity as such), whether at law or in equity, before or by any person or entity or Authority, or which questions or challenges the validity of this Agreement or any action taken or to be taken by the Parties hereto pursuant to this Agreement or in connection with the transactions contemplated herein.

3.13

Contracts and Commitments; No Default.  Parent is not a party to, nor are any of its Assets bound by, any contract (a “Parent Contracts”) that is not disclosed in Parent Disclosure Schedule.  None of Parent Contracts contains a provision requiring the consent of any party with respect to the consummation of the transactions contemplated by this Agreement.  Parent is not in breach, violation or default, however defined, in the performance of any of its obligations under any of Parent Contracts, and no facts and circumstances exist which, whether with the giving of due notice, lapse of time, or both, would constitute such breach, violation or default thereunder or thereof, and, to the knowledge of  Parent, no other parties thereto are in a breach, violation or default, however defined, thereunder or thereof, and no facts or circumstances exist which, whether with the giving of due notice, lapse of time, or both, would constitute such a breach, violation or default thereunder or thereof.

3.14

No Broker or Finder.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

3.15

Intercompany and Affiliate Transactions; Insider Interests.  Except as expressly identified in the reports and registration statements of Parent filed with the SEC (“Parent SEC Reports and Registration Statements”) and in the Parent Disclosure Schedule and the Consent of Directors of Parent approving the Merger, there are, and during the last two years, there have been, no transactions, agreements or arrangements of any kind, direct or indirect, between Parent, on the one hand, and any director, officer, employee, stockholder, or affiliate of Parent, on the other hand, including, without limitation, loans, guarantees or pledges to, by or for the Parent or from, to, by or for any of such persons, that are effected with all corporate consents and approvals necessary under controlling law, and currently in effect.

3.16

Business Generally; Accuracy of Information.  No representation or warranty made by Parent in this Agreement, Parent Disclosure Schedule, or in any document, agreement or certificate furnished or to be furnished to Company at the Closing by or on behalf of Parent in connection with any of the transactions contemplated by this Agreement contains or will contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein or therein not misleading in light of the circumstances in which they are made, and all of the foregoing completely and correctly present the information required or purported to be set forth herein or therein.

3.17

SEC Reports and Registration Statements.  Parent is a “reporting issuer” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has timely filed all reports required to be filed by it under Section 13 of the Exchange Act during the prior 12 months.  Parent SEC Reports and Registration Statements do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements herein or therein not misleading in light of the circumstances in which they are made.

ARTICLE 4

COVENANTS OF THE PARTIES

4.1

Conduct of Business.  Except as contemplated by this Agreement, during the period from the date of this Agreement to the Closing Date, Company and Parent will each conduct its business and operations according to its ordinary and usual course of business consistent with past practices.  Without limiting the generality of the foregoing, and, except as otherwise expressly provided in this Agreement or as otherwise disclosed in Parent Disclosure Schedule or Company Disclosure Schedule, respectively, prior to the Closing Date, without the prior written consent of the other Parties, not to be unreasonably delayed, Parent and Company each will not:

(a)

amend its articles of incorporation or bylaws;

(b)

issue, reissue, sell, deliver or pledge or authorize or propose the issuance, reissuance, sale, delivery or pledge of shares of capital stock of any class, or securities convertible into capital stock of any class, or any rights, warrants or options to acquire any convertible securities or capital stock;

(c)

adjust, split, combine, subdivide, reclassify or redeem, purchase or otherwise acquire, or propose to redeem or purchase or otherwise acquire, any shares of its capital stock or any of its other securities;

(d)

declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, redeem or otherwise acquire any shares of its capital stock or other securities, alter any term of any of its outstanding securities;

(e)

(i) except as required under any employment agreement, increase in any manner the compensation of any of its directors, officers or other employees; (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not required or permitted by any existing plan, agreement or arrangement to any such director, officer or employee, whether past or present; or (iii) commit itself to any additional pension, profit-

sharing, bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or to any employment agreement or consulting agreement (arising out of prior employment ) with or for the benefit of any person, or, except to the extent required to comply with applicable law, amend any of such plans or any of such agreements in existence on the date of this Agreement;

(f)

hire any additional personnel except in the ordinary course of business;

(g)

incur, assume, suffer or become subject to, whether directly or by way of guarantee or otherwise, any Liabilities which, individually or in the aggregate, exceed $5,000;

(h)

make or enter into any commitment for capital expenditures in excess of $5,000;

(i)

pay, lend or advance any amount to, or sell, transfer or lease any properties or assets (real, personal or mixed, tangible or intangible) to, or enter into any agreement or arrangement with, any of its officers or directors or any affiliate or associate of any of its officers or directors;

(j)

terminate, enter into or amend in any material respect any contract, agreement, lease, license or commitment, or take any action or omit to take any action which will cause a breach, violation or default (however defined) under any contract, except in the ordinary course of business and consistent with past practice;

(k)

acquire any of the business or assets of any other person or entity;

(l)

permit any of its current insurance (or reinsurance) policies to be canceled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies providing coverage equal to or greater than coverage remaining under those canceled, terminated or lapsed are in full force and effect;

(m)

enter into other material agreements, commitments or contracts not in the ordinary course of business or in excess of current requirements;

(n)

settle or compromise any suit, claim or dispute, or threatened suit, claim or dispute (other than any settlement or compromise having no Material Adverse Effect upon its assets, operations or financial position); or

(o)

agree in writing or otherwise to take any of the foregoing actions or any action which would make any representation or warranty in this Agreement untrue or incorrect in any material respect.

Nothing herein shall prevent each Party from operating its business in the ordinary course and consistent with past practice.

4.2

Full Access.  Throughout the period prior to Closing, each Party has and will afford to the other and its directors, officers, employees, counsel, accountants, investment advisors and other authorized representatives and agents, reasonable access to the facilities, properties, books and records of the other Party in order that the other may have full opportunity to make such investigations as it will desire to make of the affairs of the disclosing Party.  Each Party will furnish such additional financial and operating data and other information as the other will, from time to time, reasonably request, including without limitation access to the working papers of its independent certified public accountants; provided, however, that any such investigation will not affect or otherwise diminish or obviate in any respect any of the representations and warranties of the disclosing Parties.

4.3

Confidentiality.  Each Party hereto agrees that it will not use, or permit the use of, any of the information relating to any other Party hereto furnished to it in connection with the transactions contemplated herein (“Information”) in a manner or for a purpose detrimental to such other Party or otherwise than in connection with the transactions, and that they will not disclose, divulge, provide or make accessible (collectively, “Disclose” or “Disclosure”), or permit the Disclosure of, any of the Information to any person or entity, other than their respective directors, officers, employees, investment advisors, accountants, counsel and other authorized representatives and agents, except as may be required by judicial or administrative process or, in the opinion of such Party’s counsel, by other requirements of Law; provided, however, that prior to any Disclosure of any Information permitted hereunder, the disclosing Party will first obtain the recipients’ undertaking to comply with the provisions of this Section with respect to such Information.  The term “Information” as used herein will not include any information relating to a Party that the Party disclosing such information can show: (i) to have been in its possession prior to its receipt from another Party hereto; (ii) to be now or to later become generally available to the public through no fault of the disclosing Party; (iii) to have been available to the public at the time of its receipt by the disclosing Party; (iv) to have been received separately by the disclosing Party in an unrestricted manner from a person entitled to disclose such information; or (v) to have been developed independently by the disclosing Party without regard to any information received in connection with this transaction or related transactions contemplated herein.  Each Party hereto also agrees to promptly return to the Party from whom it originally received such Information all original and duplicate copies of written materials containing Information should the transactions contemplated herein not occur.  All Parties hereto will be deemed to have satisfied their obligations to hold the Information confidential if each exercises the same care as each takes with respect to each Party’s similar information.

4.4

Filings; Consents; Removal of Objections.  Subject to the terms and conditions herein provided, the Parties hereto will use their best efforts to take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under applicable Laws to consummate and make effective, as soon as reasonably practicable, the transactions contemplated hereby, including without limitation obtaining all Consents of any person or entity, whether private or governmental, required in connection with the consummation of the transactions contemplated herein.  In furtherance, and not in limitation of the foregoing, it is the intent of the Parties to consummate the transactions contemplated herein at the earliest practicable time, and they respectively agree to exert commercially reasonable efforts to that end, including without limitation: (i) the removal or satisfaction, if possible, of any objections to the validity or legality of the transactions contemplated herein; and (ii) the satisfaction of the conditions to consummation of the transactions contemplated hereby.

4.5

Further Assurances; Cooperation; Notification.

(a)

Each Party hereto will, before, at and after Closing, execute and deliver such instruments and take such other actions as the other Party may reasonably require in order to carry out the intent of this Agreement.  Without limiting the generality of the foregoing, at any time after the Closing, at the reasonable request of Parent and without further consideration, Company will execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation and take such action as Parent may reasonably deem necessary or desirable in order to more effectively consummate the transactions contemplated hereby.

(b)

At all times from the date hereof until the Closing, each Party will promptly notify the other in writing of the occurrence of any event which it reasonably believes will or may result in a failure by such Party to satisfy the conditions specified in this Article 4.

4.6

Supplements to Disclosure Schedule.  Prior to the Closing, each Party will supplement or amend its respective Disclosure Schedule with respect to any event or development which, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in the Disclosure Schedule or which is necessary to correct any information in the Disclosure Schedule or in any representation and warranty of the Company which has been rendered inaccurate by reason of such event or development.  For purposes of determining the accuracy as of the date hereof of the representations and warranties of Company contained in Article 2 hereof or Parent in Article 3 hereof in order to determine the fulfillment of the conditions set forth herein, the Disclosure Schedule of each Party will be deemed to exclude any information contained in any supplement or amendment hereto delivered after the delivery of the Disclosure Schedule, except to the extent such information is delivered prior to Closing.

4.7

Public Announcements.  No Party hereto will make any public announcement with respect to the transactions contemplated herein without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed; provided, however, that any Party hereto may at any time make any announcement that is required by applicable Law so long as the Party so required to make an announcement promptly upon learning of such requirement notifies the other Party of such requirement and discusses with the other Party in good faith the exact proposed wording of any such announcement.

4.8

Satisfaction of Conditions Precedent.  Each Party will use commercially reasonable efforts to satisfy or cause to be satisfied all the conditions precedent that are applicable to them, and to cause the transactions contemplated by this Agreement to be consummated, and, without limiting the generality of the foregoing, to obtain all material consents and authorizations of third parties and to make filings with, and give all notices to, third parties that may be necessary or reasonably required on its part in order to effect the transactions contemplated hereby.

4.9

Resignation of Officers And Directors.  At the Closing, with the exception of Robert G. Berry, the pre-Closing officers and directors of Parent shall submit their written resignations from such offices effective as of the Closing, in seriatim.  Prior to their resignations, the pre-Closing directors of Parent shall appoint to the Board of Directors of Parent, those persons indicated in Section 1.8(b), effective as of the Closing.  To the extent deemed required, Parent will have complied with the applicable provisions of SEC Rule 14f-1 promulgated under the Exchange Act in respect of the election of the new directors of Parent.

4.10

8-K Current Report.  Within four (4) days of the Effective Time of the Merger, Parent will cause the required 8-K Current Report on SEC Form 8-K to be filed with the SEC (the “8-K Current Report”), which shall include Company Financial Statements, along with unaudited pro forma balance sheets, income statements and related footnotes showing the effects of the Merger among the Parties for the financial periods required by Regulation S-K and Regulation S-X of the SEC and Form 8-K of the SEC.

ARTICLE 5

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PARENT

AND MERGER SUBSIDIARY

Notwithstanding any other provision of this Agreement to the contrary, the obligation of Parent and Merger Subsidiary to effect the transactions contemplated herein will be subject to the satisfaction at or prior to the Closing, or waiver by Parent, of each of the following conditions:

5.1

Representations and Warranties True.  The representations and warranties of  Company contained in this Agreement, including without limitation in the Company Disclosure Schedule initially delivered to Parent as Exhibit 2.1 (and not including any changes or additions delivered to Parent pursuant to Section 4.6, unless delivered prior to Closing), will be true, complete and accurate in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for changes specifically permitted or contemplated by this Agreement, and except insofar as the representations and warranties relate expressly and solely to a particular date or period, in which case they will be true and correct at the Closing with respect to such date or period.

5.2

Performance.  Company will have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by the Company on or prior to the Closing.

5.3

Required Approvals and Consents.

(a)

All action required by law and otherwise to be taken by the stockholders of Company to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will have been duly and validly taken.

(b)

All Consents of or from all Authorities required hereunder to consummate the transactions contemplated herein, will have been delivered, made or obtained, and Parent will have received copies thereof.

5.4

Agreements and Documents.  Parent and Merger Subsidiary will have received the following agreements and documents, each of which will be in full force and effect:

(a)

a certificate executed on behalf of Company by its Chief Executive Officer confirming that the conditions set forth in Sections 5.1, 5.2, 5.3, 5.5, 5.6 and 5.7 have been duly satisfied;

(b)

a Joint Company Board of Director’s and Company Stockholders’ Written Consent to the Merger (in the form of Exhibit 5.4(b)), executed by all members of Company’s Board of Directors and all of the Company Stockholders;  and

(c)

a Company Stockholders’ Representations and Warranties executed by all Company Stockholders.

5.5

Adverse Changes.  No material adverse change will have occurred in the business, financial condition, prospects, assets or operations of Company since December 31, 2013, except as set forth in Company Disclosure Schedule or incurred in the ordinary course of business and consistent with past practice.

5.6

No Proceeding or Litigation.  No suit, action, investigation, inquiry or other proceeding by any Authority or other person or entity will have been instituted or threatened which delays or questions the validity or legality of the transactions contemplated hereby or which, if successfully asserted, would, in the reasonable judgment of Parent, individually or in the aggregate, otherwise have a Material Adverse Effect on Company’s business, financial condition, prospects, assets or operations or prevent or delay the consummation of the transactions contemplated by this Agreement.

5.7

Legislation.  No Law will have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated hereby or any of the conditions to the consummation of such transactions.

5.8

[RESERVED]

5.9

Appropriate Documentation.  Parent will have received, in a form and substance reasonably satisfactory to Parent, dated the Closing Date, all certificates and other documents, instruments and writings to evidence the fulfillment of the conditions set forth in this Article 5 as Parent may reasonably request, along with duly executed copies of the Transaction Documents by the Parties and the Company Certificates.

ARTICLE 6

CONDITIONS PRECEDENT TO THE OBLIGATIONS OF COMPANY

Notwithstanding anything in this Agreement to the contrary, the obligation of Company to effect the transactions contemplated herein will be subject to the satisfaction at or prior to the Closing of each of the following conditions:

6.1

Representations and Warranties True.  The representations and warranties of Parent contained in this Agreement will be true, complete and accurate in all material respects as of the date when made and at and as of the Closing, as though such representations and warranties were made at and as of such time, except for changes permitted or contemplated in this Agreement, and except insofar as the representations and warranties relate expressly and solely to a particular date or period, in which case they will be true and correct at the Closing with respect to such date or period.

6.2

Performance.  Parent will have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by Parent at or prior to the Closing, including the obligations of the pre-Closing officers and directors of Parent set forth in Section 4.9.

6.3

Required Approvals and Consents.

(a)

All action required by law and otherwise to be taken by the directors and stockholders of the Parent to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will have been duly and validly taken.

(b)

All Consents of or from all Authorities required hereunder to consummate the transactions contemplated herein, will have been delivered, made or obtained, and  Company will have received copies thereof.

6.4

Agreements and Documents.  Company will have received the following agreements and documents, each of which will be in full force and effect:

(a)

a certificate executed on behalf of Parent by its Chief Executive Officer confirming that the conditions set forth in Sections 6.1, 6.2, 6.3, 6.5, 6.6 and 6.7 have been duly satisfied;

(b)

[RESERVED];

(c)

resolutions of the Boards of Directors of Parent and of Merger Subsidiary, certified by the Secretary of Parent, approving the transactions contemplated by this Agreement (by Parent as a Party and as the sole stockholder of Merger Subsidiary), including the Merger, the issuance of the Merger Consideration, and the matters referred to in Section 1.8(b) of this Agreement or as otherwise required to complete the transactions contemplated hereby;

(d)

An Option Agreement granting to Robert G. Berry at Closing of an option to purchase up to 6 million “unregistered” and “restricted” shares of Parent’s common stock at cash  exercise price of $0.20 per share, exercisable for a period of five years from such closing date (the “Option”), in consideration of Mr. Berry’s services rendered in connection with the Merger, together with resolutions of the Board of Directors of Parent authorizing the execution of the Option Agreement and the grant of the Option; and

(e)

a Company Stockholders’ Representations and Warranties executed by all Company Stockholders.

6.5

Adverse Changes.  No material adverse change will have occurred in the business, financial condition, prospects, assets or operations of Parent since December 31, 2013, except as set forth in Parent Disclosure Schedule or incurred in the ordinary course of business and consistent with past practice.

6.6

No Proceeding or Litigation.  No suit, action, investigation, inquiry or other proceeding by any Authority or other person or entity will have been instituted or threatened which delays or questions the validity or legality of the transactions contemplated hereby or which, if successfully asserted, would, in the reasonable judgment of Company, individually or in the aggregate, otherwise have a Material Adverse Effect on Parent’s business, financial condition, prospects, assets or operations or prevent or delay the consummation of the transactions contemplated by this Agreement.

6.7

Legislation.  No Law will have been enacted which prohibits, restricts or delays the consummation of the transactions contemplated hereby or any of the conditions to the consummation of such transactions.

6.8

[RESERVED]

6.9

Appropriate Documentation.  Company will have received, in a form and substance reasonably satisfactory to Company, dated the Closing Date, all certificates and other documents, instruments and writings to evidence the fulfillment of the conditions set forth in this Article 6 as Company may reasonably request, along with duly executed copies of the Transaction Documents by the Parties.

ARTICLE 7

MISCELLANEOUS PROVISIONS

7.1

Expenses.  Parent will bear its own costs and expenses relating to the transactions contemplated hereby.  Parent’s current directors may advance the costs and expenses of the Company, including without limitation, filing fees and fees and expenses of legal counsel, accountants, investment bankers, brokers or finders, printers, copiers, consultants, filing agents or other representatives for the services used, hired or connected with the transactions contemplated hereby, up to a maximum amount of $70,000, which shall become a liability of Parent upon closing of the Merger.

7.2

Survival.  The representations and warranties of the Parties shall survive the Closing for a period of one (1) year.

7.3

Amendment and Modification.  Subject to applicable Law, this Agreement may be amended or modified by the Parties hereto at any time with respect to any of the terms contained herein; provided, however, that all such amendments and modifications must be in writing duly executed by all of the Parties hereto.

7.4

Waiver of Compliance; Consents.  Any failure of a Party to comply with any obligation, covenant, agreement or condition herein may be expressly waived in writing by the Party entitled hereby to such compliance, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.  No single or partial exercise of a right or remedy will preclude any other or further exercise thereof or of any other right or remedy hereunder. Whenever this Agreement requires or permits the consent by or on behalf of a Party, such consent will be given in writing in the same manner as for waivers of compliance.

7.5

No Third Party Beneficiaries.  Nothing in this Agreement will entitle any person or entity (other than the Parties hereto and his, her or its respective successors and assigns permitted hereby) to any claim, cause of action, remedy or right of any kind.

7.6

Notices.  All notices, requests, demands and other communications required or permitted hereunder will be made in writing and will be deemed to have been duly given and effective: (i) on the date of delivery, if delivered personally; (ii) on the earlier of the fourth (4th) day after mailing or the date of the return receipt acknowledgement, if mailed, postage prepaid, by certified or registered mail, return receipt requested; or (iii) on the date of transmission, if sent by facsimile, telecopy, telegraph, telex or other similar telegraphic communications equipment, or to such other person or address as the Company will furnish to the other Parties hereto in writing in accordance with this Section 7.6.

If to Company Prior to the Merger:	With a copy to:
VPartments Inc. 3762 Plunkett Rd. Lithonia, GA 30038	Labertew & Associates, LLC 2825 E Cottonwood Pkwy #500 Salt Lake City, Utah 84121

If to Company Stockholders Prior to the Merger:	With a copy to:
To the address indicated on each Company Stockholder’s Representations and Warranties under Section 5.4(c)	Labertew & Associates, LLC 2825 E Cottonwood Pkwy #500 Salt Lake City, Utah 84121

or to such other person or address as either Company or Company Stockholders will furnish to the other Parties hereto in writing in accordance with this Section 7.6.

If to Parent or Merger Subsidiary Prior to the Merger:	With a copy to:
GamePlan, Inc. Robert G. Berry, President 6140 Plumas Street, Suite 200 Reno, Nevada 89519	Branden T. Burningham, Esq. 455 East 500 South, Suite 205 Salt Lake City, Utah 84111 Facsimile No.: 801-355-7126

or to such other person or address as Parent will furnish to the other Parties hereto in writing in accordance with this Section 7.6.

7.7

Assignment.  This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (whether voluntarily, involuntarily, by operation of law or otherwise) by any of the Parties hereto without the prior written consent of the other Parties.

7.8

Governing Law.  This Agreement and the legal relations among the Parties hereto will be governed by and construed in accordance with the internal substantive laws of the State of Nevada (without regard to the laws of conflict that might otherwise apply) as to all matters, including without limitation matters of validity, construction, effect, performance and remedies.  Any actions hereunder shall be brought in the State of Nevada, County of Washoe.  The prevailing party in any action hereunder shall be entitled to recovery of reasonable attorney’s fees and related costs.

7.9

Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  Scanned and faxed signatures shall have the same legal force and effect as original signatures.

7.10

Headings.  The headings of the sections and subsections of this Agreement are inserted for convenience only and will not constitute a part hereof.

7.11

Entire Agreement.  This Agreement, the Disclosure Schedules and the exhibits and other writings referred to in this Agreement or in the Disclosure Schedules or any such exhibit or other writing are part of this Agreement, together they embody the entire agreement and understanding of the Parties hereto in respect of the transactions contemplated by this Agreement and together they are referred to as this Agreement or the Transaction Documents.  There are no restrictions, promises, warranties, agreements, covenants or undertakings, other than those expressly set forth or referred to in this Agreement.  This Agreement supersedes all prior agreements and understandings between the Parties with respect to the transaction or transactions contemplated by this Agreement.  Provisions of this Agreement will be interpreted to be valid and enforceable under applicable Law to the extent that such interpretation does not materially alter this Agreement; provided, however, that if any such provision becomes invalid or unenforceable under applicable Law such provision will be stricken to the extent necessary and the remainder of such provisions and the remainder of this Agreement will continue in full force and effect.

7.12

Definition of Material Adverse Effect.  “Material Adverse Effect” with respect to a Party means a material adverse change in or effect on the business, operations, financial condition, properties or liabilities of that Party taken as a whole; provided, however, that a Material Adverse Effect will not be deemed to include (i) changes as a result of the announcement of this transaction or related transactions contemplated herein, (ii) events or conditions arising from changes in general business or economic conditions or (iii) changes in generally accepted accounting principles.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date indicated below.

GAMEPLAN, INC.

Dated:  March 28, 2014

By Robert G. Berry

Robert G. Berry, President

VPARTMENTS INC.

Dated:  03/28/14

By Sean Rheyynhewohenh

Sean Rheyynhewohenh, also known as

Sean Rheyyn, Chief Executive Officer

VPARTMENTS ACQUISITION CORP.

Dated:  March 28, 2014

By Robert G. Berry

Robert G. Berry, President

Dated:  March 28 2014

Mark D. Anderson, Sr.

Mark D. Anderson, Sr.

SCHEDULE 2.1

COMPANY DISCLOSURE SCHEDULE

2.2

Corporate Organization, Standing and Power

No exceptions.

2.3

Capitalization.

Common Stock:

6,000,000,000 shares, $.0 par value.

Outstanding:

1,132,000,000 shares.

Shareholders:

7

Shareholders	Address	Shares
Mark D. Anderson, Sr.		680000000
Sean Rheyynhewohenh		200000000
Marcus R. Waller		160000000
Ievgen Petrashchuk		50000000
Letesha C. Anderson		40000000
Brenda Musinski		1000000
Yvonne Waller-Jordan		1000000
Total:		1132000000

2.4

Authorization.

No exceptions.

2.5

Non-Contravention.

No exceptions.

2.6

Consents and Approvals.

No exceptions.

2.7

Financial Statements.

Audited Financial Statements for the years ended December 31, 2013

2.8

Absence of Undisclosed Liabilities.

No exceptions.

2.9

Absence of Certain Changes.

No exceptions.

2.10

Assets.

No exceptions.

2.11

Receivables and Payables.

No exceptions.

2.12

Intellectual Property Rights.

No exceptions.

2.13

Litigation.

No exceptions.

2.14

Contracts and Commitments; No Default.

No exceptions.

2.15

Compliance with Law; Permits and Other Operating Rights.

No exceptions.

2.16

Brokers.

No exceptions.

2.17

Issuance of Parent Common Stock.

No exceptions.

2.18

Books and Records.

No exceptions.

2.19

Business Generally; Accuracy of Information.

No exceptions.

EXHIBIT 3.1

Parent Disclosure Schedule

3.2

Corporate Organization, Standing and Power

No exceptions.

3.3

Authorization

No exceptions.

3.4

Capitalization

Authorized:

Common:

250,000,000 at $0.001 par value.

Preferred:

50,000,000 at $0.001 par value.

Pre-Merger

Outstanding:

Common:

15,225,020

Preferred:

-0-

Options:

Options to purchase up to 1,500,000 “unregistered” and “restricted” shares of common stock at $0.20 per share

Post Merger:

Issued in Exchange:

Common:

150,525,000

Preferred:

-0-

Total Outstanding:

Common:

165,750,020

Preferred:

-0-

Options:

Options to purchase up to 7,500,000 “unregistered” and “restricted” shares of common stock at $0.20 per share

3.5

Non-Contravention

No exceptions.

3.6

Consents and Approvals

No exceptions.

3.7

Valid Issuance

No exceptions.

3.8

Financial Statements

Audited Financial Statements for the years ended December 31, 2013, and 2012

3.9

No Liabilities

Under the terms of the Engagement Letter, dated January 17, 2014, between Parent and Leonard W. Burningham, Esq., upon the closing of the Merger, Parent shall become liable for the payment of $20,000 in legal fees, plus outstanding costs and expenses incurred by Mr. Burningham’s law firm in connection with its representation of Parent in the Merger.

See also Item 3.15 below regarding expenses that Robert G. Berry has agreed to advance on behalf of Parent and VPartments and which shall become liabilities of Parent.

3.10

No Assets

No exceptions.

3.11

Absence of Certain Changes

No exceptions.

3.12

Litigation

No exceptions.

3.13

Contracts and Commitments; No Default

Engagement Letter of Leonard W. Burningham, Esq., as disclosed under 3.9 above and previously delivered.

See also Item 3.15 below regarding expenses that Robert G. Berry has agreed to advance on behalf of Parent and VPartments and which shall become liabilities of Parent.

3.14

No Broker or Finder

No exceptions.

3.15

Intercompany And Affiliate Transactions; Insider Interests

See Parent’s Balance Sheets at December 31, 2013, and 2012, and Note 2, “Related Party Transactions,” to Parent’s audited financial statements for the calendar years ended December 31, 2013, and 2012, which are a part of Parent’s Annual Report on Form 10-K for the calendar year ended December 31, 2013, filed with the Securities and Exchange Commission on March 6, 2014.

Parent’s President, Robert G. Berry, has agreed to advance Merger-related expenses on behalf of Parent and/or VPartments up to the sum of approximately $70,000, including but not limited to the following expenses, which advances shall be liabilities of the Company:

Creditor

Estimated Amount

Leonard W. Burningham, Esq.

$40,000

Michael Labertew, Esq.

    5,000

W.T. Uniack  & Co. CPA’s P.C.

    3,000

Mantyla McReynolds & Associates

    1,804

Nevada Agency & Transfer Company

    1,500

CSC

    1,500

Mike Mallie (Provisional patents)

    1,500

Retention of new auditor

Currently unknown

Laurie Gandal

Currently unknown

3.16

Business Generally; Accuracy of Information.

No exceptions.

3.17

SEC Reports and Registration Statements.

No exceptions.

EXHIBIT 5.4(c)

COMPANY STOCKHOLDERS’ REPRESENTATIONS AND WARRANTIES

THE MERGER HAS BEEN APPROVED BY  ALL OF THE COMPANY STOCKHOLDERS, AND NO OTHER VOTES ARE REQUIRED OR NECESSARY TO COMPLETE THE MERGER.  YOU ARE ENTITLED TO DISSENTERS’ RIGHTS ON THE EFFECTIVE DATE OF THE MERGER UNDER THE GEORGIA CODE, AND YOUR VOTE IN FAVOR OF THE MERGER WILL EXTINGUISH THOSE RIGHTS.  THIS EXHIBIT IS NOTICE OF THE APPROVAL OF THE MERGER BY THE REQUISITE REQUIRED NUMBER OF SHARES OF COMPANY COMMON STOCK UNDER THE GEORGIA CODE.

KNOW ALL BY THESE PRESENTS:

In consideration of and as a condition of the closing (the “Closing”) of the Agreement and Plan of Merger (the “Merger”) between GamePlan, Inc., a Nevada corporation (“Parent”), VPartments Acquisition Corp., a Georgia corporation and wholly-owned subsidiary of Parent (“Merger Subsidiary”), and VPartments Inc., a Georgia corporation (“Company”) (the “Merger Agreement”), by which Merger Subsidiary shall merge with and into Company and Company Stockholders shall exchange their respective Company Common Stock for Parent Common Stock (respectively, the “Exchange” and the “Merger Consideration”), the undersigned (a “Company Stockholder”), with the understanding that all capitalized terms not otherwise defined herein will have the same meanings ascribed to those terms in the Merger Agreement or related instruments executed and delivered in connection with the Merger (the “Transaction Documents”), and with the further understanding that these representations, warranties and covenants are in addition to all representations, warranties, covenants and conditions contained in the Transaction Documents, hereby represents, warrants and covenants to Parent and Company:

1.

Access.  Company Stockholder has received copies of or full access to:

(i)

The Merger Agreement, which includes, but is not limited to Parent Disclosure Schedule, Company Disclosure Schedule and all Exhibits and Schedules made a part thereof (Exhibit A” hereto);

(ii)

Dissenters’ Rights Statutes of the Georgia Business Corporation Code, respectively, the “Dissenters’ Rights Statutes” and the “Georgia Code”) (“Exhibit B” hereto);

(iii)

Parent reports and registration statements filed under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the Securities and Exchange Commission (the “SEC”) during the past twelve (12) months (“Parent Reports and Registration Statements”) at

www.sec.gov, or by requesting a copy of such Parent Reports and Registration Statements from Parent, if Company Stockholder does not have Internet access or was not otherwise able to view Parent Reports and Registration Statements;

(iv)

Company Stockholder Merger Description, which briefly summarizes the Merger and the Merger Agreement, among other factors (“Exhibit C” hereto);

(v)

Parent and Company directors, executive officers, legal counsel and accountants, to the extent requested, and has had the opportunity to ask questions of such persons and has received answers to all such questions posed to such persons, who can be contacted through:

If to Parent or Merger Subsidiary Prior to the Merger:	With a copy to:
GamePlan, Inc. Robert G. Berry, President 3701 Fairview Road Reno, Nevadea 89511 Telephone No.: (775) 815-4758 Facsimile No.: 775-853-3981 Email: bob@gameplan.reno.nv.us	Branden T. Burningham, Esq. 455 East 500 South, Suite 205 Salt Lake City, Utah 84111 Telephone No.: 801-363-7411 Facsimile No.: 801-355-7126 Email: btb@burninglaw.com

VPartments Inc. 3762 Plunkett Rd Lithonia, GA 30038	Labertew & Associates, LLC 2825 E Cottonwood Pkwy #500 Salt Lake City, Utah 84121

If to Company Stockholders Prior to the Merger:	With a copy to:
To the address indicated on each Company Stockholder’s Representations and Warranties under Section 5.4(c)	Labertew & Associates, LLC 2825 E Cottonwood Pkwy #500 Salt Lake City, Utah 84121

2.

Dissenters’ Rights.  Company Stockholder:

(i)

Has read and understands the Dissenters’ Rights Statutes, either singly or with the aid of legal counsel or other personal representative;

(ii)

Understands that Company Stockholder has a right to dissent to the Merger and that a vote in favor of the Merger will result in a waiver of Dissenters’ Rights under the Georgia Code; and

(iii)

Desires to vote all Company Common Stock owned in favor of the Merger and hereby waives any applicable Dissenters’ Rights under the Georgia Code.

3.

Restricted Securities.  Company Stockholder:

(i)

Understands the meaning of “restricted securities” under SEC Rule 144, knows that they are not freely tradeable and acknowledges that Parent Common Stock being received under the Merger comprises “restricted securities,” without any obligation on the part of Parent to register the resale of such Parent Common Stock;

(ii)

Acknowledges that Parent Common Stock is being received for “investment purposes and not with a view toward further distribution”;

(iii)

Has a full and complete understanding of the phrase “for investment purposes and not with a view toward further distribution”;

(iv)

Agrees that the stock transfer records of Parent shall reflect that Company Stockholder has requested Parent not to effect any transfer of any stock certificate representing any of such Parent Common Stock being acquired unless an opinion of legal counsel to the effect that such Parent Common Stock may be sold in accordance with applicable securities laws, rules and regulations shall have been first obtained, and further understands that any such opinion must be from legal counsel satisfactory to Parent and, regardless of any opinion, also understand that the securities registration exemption covered by any such opinion must in fact be applicable to such Parent Common Stock;

(v)

Represents that any investment in Company was “risk capital,” and that Company Stockholder is fully capable of bearing the economic risks attendant to such investment, without qualification; and

(vi)

Acknowledges that without approval of legal counsel for Parent, all of the Parent Common Stock to be issued and delivered to Company Stockholder shall be represented by one certificate only,

and that such certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold or otherwise transferred unless compliance with the registration provisions of such Securities Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act.

4.

Accredited Investor, Sophisticated Investor or Non-U.S. Person. Company Stockholder is an “accredited investor” or “sophisticated investor” as respectively defined in defined in SEC Rule 501 and 506(b) of Regulation D of the SEC, and as previously represented to Company as part of the formation of Company, or is a non-“U.S. Person.”

5.

Minimum Holding Period of Parent Common Stock/Currently Available Public Information.  There is a minimum holding period for the Parent Common Stock being received under the Merger of twelve (12) months from the Effective Date of the Merger and the filing of the 8-K Current Report of Parent that will contain all of the information required by SEC 144(i), known as the “Form 10 Information”; and the resale of Parent Common Stock is also subject to Parent having filed all reports (Quarterly or Annual) required to be filed by it under the Exchange Act for the previous twelve (12) months at the time of any such sale.  It is expected that the referenced 8-K Current Report will be filed with the SEC within four (4) Business Days of the Effective Date of the Merger.

6.

Ownership, Authorization and Execution.  Company Stockholder owns the Company Common Stock being exchanged for Parent Common Stock under the Merger, free and clear of any liens or encumbrances, and is duly authorized and has the full power to execute and deliver this instrument, without qualification, which instrument shall be binding upon Company Stockholder upon due execution and delivery.

IN WITNESS WHEREOF, the undersigned Company Stockholder has executed and delivered this instrument on the date indicated opposite such Company Stockholder’s name.

Date: _______________

___________________________

Company Stockholder

_______________________________

Print Name

                                                                                   _______________________________

Street Address

                                                                                                    ___________________________________

City, State and Zip Code